INVESTOR UPDATE 1Q 2023

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the war between Russia and Ukraine; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended December 31, 2022. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

Western Alliance Bancorporation Overview

The Bank for All Seasons

A **national banking platform** of specialized financial services paired with attractive regional markets provides complementary, diversified revenue streams and high operating leverage to produce **industry-leading financial results**

Serving a wide range of **commercial and consumer related clients** nationwide, from corporate and small business to public and non-profit borrowers

Diversified business model provides flexibility and responsiveness to changing winds and market conditions to provide **long-term superior risk-adjusted returns**

AMERICAN BANKER	BANK DIRECTOR	S&P GLOBAL MI	FORBES	INSTITUTIONAL INVESTOR MAG
#1 Bank Above $50B, 2022	#1 Best Emerging Regional Bank & Top 10 U.S. Banks for Growth Strategy	#2 Best-Performing of the 50 Largest Public U.S. Banks, 2021	One of Forbes' "America's Best Banks" Year After Year	2022 All-America Executive Team Best CEO & Best CFO

Summary

NYSE WAL	**Headquarters** Phoenix, AZ
IPO 2005	**Market Cap[1]** $8.2bn
Offices 56	**Employees** 3,300+
Total Assets $67.7bn	**LTM PPNR Growth** 25.7%
NPAs/Assets[3] 0.14%	**LTM ROTCE[2]** 25.4%
LTM NCOs/ Avg. Loans 0.00%	**TBV per Share 5-Year CAGR** 16.2%

Western Alliance Bancorporation®

Note: Financial data as of December 31, 2022; 1) Market data as of February 10, 2023; 2) Refer to slide 2 for further discussion of Non-GAAP financial measures. 3) Nonperforming assets includes nonaccrual loans and repossessed assets

3

4th Quarter 2022 | Financial Highlights

Earnings & Profitability	Q4-22	Q3-22	Q4-21
Earnings per Share	$2.67	$2.42	$2.32
Net Income	$293.0	$264.0	$246.0
Net Revenue	$701.2	$663.9	$561.0
Pre Provision Net Revenue[1]	$367.8	$358.1	$323.2
Net Interest Margin	3.98%	3.78%	3.33%
Efficiency Ratio[1]	46.9%	45.5%	41.8%
ROAA	1.67%	1.53%	1.69%
ROTCE[1]	27.0%	24.9%	25.8%
Balance Sheet & Capital			
Total Loans	$51,862	$52,201	$39,075
Total Deposits	$53,644	$55,589	$47,612
CET1 Ratio	9.3%	8.7%	9.1%
TCE Ratio[1]	6.5%	5.9%	7.3%
Tangible Book Value per Share[1]	$40.25	$37.16	$37.84
Asset Quality			
Provision for Credit losses	$3.1	$28.5	$13.2
Net Charge-Offs (Recoveries)	$1.8	$(1.9)	$1.4
Net Charge-Offs (Recoveries) /Avg. Loans	0.01%	(0.02)%	0.02%
Total Loan ACL/Funded HFI Loans[3]	0.69%	0.68%	0.74%
NPAs[2]/Total Assets	0.14%	0.15%	0.15%

Dollars in millions, except EPS

Highlights

Net Income
$293.0 million

EPS
$2.67

PPNR[1]
Q4: $367.8 million
14% YoY

ROTCE / (ex. AOCI)[1]
27.0% / 23.1%

Loan Growth
Q4: $(0.3) billion
28% YoY[4]

Deposit Growth
Q4: $(1.9) billion
13% YoY

Tangible Book Value PER SHARE[1]
$40.25
6% YoY

NPAs[2]/ Total Assets
0.14%

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Nonperforming assets includes nonaccrual loans and repossessed assets.
3) Ratio includes an allowance for credit losses of $21.9 million as of December 31, 2022 related to a $12.0 billion pool of loans covered under 5 separate credit linked notes.
4) YoY loan growth excludes Early Buyout loans that were transferred from HFS to HFI during 2022, with a balance of $1.9 billion at December 31, 2022.

4

WAL’s Value Proposition 5 1 Flexible business model – sustainable growth across market cycles 2 Specialized, high quality loan portfolio – deep client segment expertise and underwriting acumen 3 Differentiated deposit franchise – specialized, national channels serving secularly strong industries 6 Demonstrated conservative credit culture – superior through-cycle asset quality 5 Leading efficiency produces strong operating leverage 7 Shareholder-focused capital management – robust TBV per share accumulation Leading national commercial bank with unique combination of sustained high-quality growth, leading profitability, and dependable earnings 4 Industry-leading profitability – sustained PPNR growth 8 Consistent, superior earnings performance

WAL’s Thoughtful Evolution 6 Deliberate evolution from a Nevada-focused community bank to a national commercial bank Nevada Community Bank (1994 – 2002) Regional Bank with a National Reach (2010 – 2017) 1994 Founded as Bank West of Nevada 2003 Opened de novo Torrey Pines Bank in SoCal 2005 IPO 2015 Acquisition of Bridge Bank 2021 Partnership with TassatPay to offer blockchain payments 2021 Crossed $50B in assets 2021 Acquisition of AmeriHome Mortgage 2016 Acquisition of GE Hotel Finance Portfolio 2003 Opened de novo Alliance Bank of AZ Ke y Co rp or at e Ev en ts N ew B us in es s Li ne s Total Assets ($Bn) 4Q’02 $0.9 4Q’09 $5.8 2Q’14 $10.0 4Q’17 $20.3 2Q’19 $25.3 3Q’21 $52.8 4Q’22 $67.7 National Business Lines Nascent Regional Bank (2003 – 2009) Dec-2002 WAL investors acquire to expand regionally 2Q’05 $2.6 National Commercial Bank (2018 – Present)

Branch-Lite, National Commercial Bank 7 A national banking platform of specialized financial services, paired with attractive regional markets, provides complementary, diversified revenue streams and high operating leverage to produce superior financial returns WAL’s branch network represented by major MSAs Physical office location of business development employees Remote locations of business development employees Business development offices primarily driven by loan and deposit initiatives for: − Bridge Bank / Tech & Innovation − Warehouse Lending − National CRE − Settlement Services − Business Escrow Services − HOA Services National Business Line Growth

8 WAL actively adapts business and capital allocation in response to changing external environment Note: Illustrative as business objectives are not mutually exclusive and image does not represent full suite of WAL divisions, products and services. Capital Call Lines Residential Mortgages Geographic Diversification Growth Trajectory Risk- Adjusted Yields Operating Leverage Risk Management Capital Allocation Lot Banking Hotel Franchise Finance HOA Corporate Finance Municipal & Nonprofit National Business Lines Regional Banking Divisions Organic Growth Dividends M&A Share Repurchases Ample growth potential Deep segment & product expertise supports cyclical business lines Highly efficient lending & deposit platforms Pristine asset quality Superior total shareholder returns Growth trajectory maintained with prudent credit risk management CRE Technology & Innovation Warehouse Lending Mortgage Banking Diversified Business Model Allows Flexibility to Sustain Growth

Business Transformation

Deliberate business transformation emphasizes underwriting specialization and diversification strategy, which sustains superior asset quality

Loan Portfolio: 2010

Characteristics
- Community banking focused
- Nevada concentrated
- Local business C&I and HNW developers

Composition



Other
4%
C&D
10%
Other C&I
20%
Residential
11%
Warehouse
Lending
1%
Hotel
2%
$4.2 Bn
CRE,
Owner
Occupied
28%
CRE, Non-Owner
Occupied
24%

Geography



NV
40.4%
CA
21.9%
AZ
17.0%
Other
20.7%

Loan Portfolio: Q4 2022

- National, specialized commercial bank
- Regional footprint
- Specialized C&I and institutional sponsor-backed developers



Municipal
& Nonprofit
3%
C&D
8%
Tech &
Innovation
4%
Equity Fund
Resources
7%
Other C&I
14%
CRE, Owner
Occupied
3%
$51.9 Bn
CRE, Non-
Owner
Occupied
11%
Residential
31%
Warehouse
Lending
11%
Hotel
Franchise
Finance
8%
27% of
Loans
Credit
Protected



CA
37.0%
AZ
8.2%
NV
5.4%
Other
49.4%

Highlights

- Deliberate, decade-long business transformation strategy
  - **Nearly 70% of GFC losses from Q4-09 to Q4-12 came from categories comprising 44% of portfolio at Q4-09, which today makes up <6% of loans**
    - Losses concentrated in Nevada and consumer lending during GFC
  - **Since year-end 2013, cumulative NCOs of $29mm vs total ACL of $357mm today**
    - No quarterly NCO >$8.2mm (13bps)
- Diverse mix of regionally-focused commercial banking divisions and nationally-oriented, specialized businesses
  - National reach and deep segment expertise enables selective relationships with strong counterparties, leading profitability and superior company risk management
  - Nevada loan concentration reduction: 40% to 5%
  - National lending diversification: 21% to 49%
  - CRE loan concentration reduction: 54% to 21%
- **53% of loans in low-to-no-loss categories today**

Western Alliance Bancorporation®

9

Specialized, High Quality Loan Portfolio

Diversified by product, client-type and geography emphasizing underwriting discipline

Loans by Product Type



40%
31%
8%
3%
18%
Resi. & Consumer
Const. & Land
CRE, NOO
CRE, OO
C&I

Loans by Borrower Type



C&D 8%
Warehouse Lending 11%
Equity Fund Resources 7%
Municipal & Nonprofit 3%
Tech & Innovation 4%
Other C&I 14%
Residential 31%
CRE, OO 3%
CRE, NOO 11%
Hotel Franchise Finance 8%

Loans and Loan Yields



5.43%
5.23%
5.18%
5.40%
5.62%
5.82%
5.83%
4.79%
4.32%
4.74%
$6.8
$8.4
$11.1
$13.2
$15.1
$17.7
$21.1
$27.1
$39.1
$51.9
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Dollars in billions

Loan CAGR

WAL
25.3%

Peers[1]
Median:
13.0%

Top Quart.:
14.7%

Highlights

- Diverse mix of **regionally-focused** commercial banking divisions & **nationally-oriented** specialized businesses
- Leverages deep segment expertise to provide **specialized banking services to niche markets** across the country
- Segment-focused model supports **superior client value and company risk management**
- **National reach enables selective relationships** with highest asset quality and profitability

Sources of Loan Growth (1Q20 – 4Q22)



16% Regional Banking
45% Residential
16% Other NBLs
12% Warehouse Lending
11% EFR

- Accelerated growth in NBLs and Residential has contributed to **loan diversification and evolution of strategy** into low-to-no-loss loan categories
- **~68%** of 3-year growth in low-to-no-loss categories

Western Alliance Bancorporation®

1) Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of December 31, 2022; Source: S&P Global Market Intelligence.

10

Demonstrated Conservative Credit Culture


Classified Loans / Loans
2.99%
2.40%
2.09%
2.18%
2.07%
1.87%
1.50%
1.63%
1.41% 1.39%
1.80%
1.44%
1.31%
1.14% 1.14% 1.18%
0.70%
0.82%
0.74% 0.71%
2013 2014 2015 2016 2017 2018 2019 2020 2021 MRQ2


Non-Accrual Loans / Loans
1.11%
0.77%
0.81%
0.73% 0.70%
0.56%
0.55%
0.44%
0.40%
0.55%
0.44%
0.31% 0.29%
0.27%
0.43%
0.33%
0.27%
0.16%
0.19% 0.16%
2013 2014 2015 2016 2017 2018 2019 2020 2021 MRQ2


Net Charge-Offs / Average Loans
0.24%
0.14%
0.11%
0.11%
0.21%
0.17% 0.16% 0.15%
0.18%
0.06% 0.07%
0.02%
0.06%
0.06%
0.01%
0.02%
0.02% 0.01%
-0.07%
-0.06%
2013 2014 2015 2016 2017 2018 2019 2020 2021 MRQ2
WAL
Peers
Top Quartile

Highlights

- A decade of business transformation has resulted in consistent relative outperformance in asset quality and credit metrics
- Asset quality remained strong during height of the pandemic
- Improvement / stabilization in non-accruals reflects **timely identification and resolution of problem loans before realizing losses**
- **Credit mitigation expertise** is critical with a weaker macro backdrop
- **27% of loan portfolio is now credit protected**, consisting of government guaranteed, Credit Linked Notes-protected, and cash secured assets[1]

Western Alliance Bancorporation®

Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between \$25B and \$150B, excluding target banks of pending acquisitions, as of December 31, 2022; Source: S&P Global Market Intelligence.
1) As of December 31, 2022, CLNs cover a substantial portion of Equity Fund Resources (\$1.6 billion), Residential (\$9.7 billion) and Warehouse Lending (\$689 million) loans outstanding.
2) MRQ is Q4-22 for WAL and most peers and Q3-22 for the remainder.

11

Demonstrated Conservative Credit Culture 12 Deliberate business transformation, emphasizing underwriting specialization and diversification strategy, has produced sustained superior asset quality with reduced dispersion in realized credit losses Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of December 31, 2022; Source: S&P Global Market Intelligence. 0.00% 0.30% 0.60% 0.90% 1.20% Annualized Net Charge-Offs (1Q14 - 4Q22) Max Average 5.25% 3.00% Peer Group Maximum of Peers Avg of Peers Minimum of Peers Amount Bank Amount Amount Bank Average 38 bps HWC 15 bps < 1 bp WAL Maximum 525 bps HWC 78 bps 13 bps WAL

Conservative, Economically Resilient Portfolio Positioning

Specialized underwriting expertise and conservative sector allocations position portfolio to withstand economic uncertainty

Insured (27%)

Credit protected, government guaranteed and cash-secured

- **19%** Residential
- **3%** Equity Fund Resources
- **1%** Warehouse Lending
- **4%** Early Buyout ("EBO") Resi. & Other Government-Guaranteed or Cash-Secured Assets

Avg Loss Rate: 0.00%
Max Loss Rate: 0.00%

Resistant (27%)

Historically low-to-no-loss loan categories

- **9%** Warehouse Lending
  - Includes Core WH Lending, Note Financing, MSR financing
- **8%** Residential
  - Low LTVs; DQs significantly below national percentages
- **4%** Equity Fund Resources
  - Capital Call & Subscription LOCs
  - Underwrite LPs behind private funds
- **3%** Municipal / Public Finance
- **2%** CRE – Industrial & Medical
- **1%** HOA
  - Extremely low LTVs; lien in front of homeowner's first mortgage

Avg Loss Rate: 0.00%
Max Loss Rate: 0.10%

Resilient (33%)

Limited uncovered collateral risk, underwriting expertise, and strong counterparties

- **7%** Regional CRE – Investor
- **6%** Regional C&I
- **6%** Hotel Franchise Finance (ex-Central Business District)
- **3%** Regional CRE - Owner Occupied
- **2%** Corporate Finance
- **2%** Lot Banking
- **7%** Specialized NBLs
  - **Gaming** – Off-strip, middle market gaming companies and tribal gaming enterprises
  - **Resort** – Timeshare resort developers; hypothecation of consumer receivables
  - **Other NBLs**

Avg Loss Rate: 0.02%
Max Loss Rate: 0.16%

More Sensitive (13%)

Categories more directly correlated to economic growth

- **6%** Construction (ex-Lot Banking)
  - Focused on note-on-note financing and Built-to-Rent developments
- **4%** Tech & Innovation
  - Established tech firms with operating and financial flexibility, validated product, path to profitability
- **2%** Hotel Franchise Finance (CBD only)
  - Large, sophisticated hotel sponsors who operate >25 hotels
  - 90% operate >10 properties with top franchisor flags
- **1%** Small Business, CRA-Related, and Consumer

Avg Loss Rate: 0.05%
Max Loss Rate: 0.71%

Note: Average and maximum loss rates are quarterly annualized and from the period of Q1 2014 – Q4 2022.

Western Alliance Bancorporation®

13

Substantial Reserve Levels

Reserve levels enhanced by credit protection and low loss loan categories

Adjusted Total Loan ACL / Funded Loans: 4Q22



0.69%
0.89%
0.20%
0.94%
0.05%
1.13%
0.06% EBOs³
0.13% Resi
1.34%
0.21%
Total Loan ACL / Funded Loans1,2
1
- Loans Covered by CLNs
2
- EFR Loans
3
- Residential Loans
4
- Mortgage Warehouse Loans
5

Highlights

- WAL remains appropriately reserved, especially when considering credit protection from Credit Linked Notes (CLNs) and historically low loss loan categories
- **Total Loan ACL / Funded Loans** increased to **0.69%** in Q4 as a result of heightened economic uncertainty
  - Total Loan ACL / Funded Loans less loans covered by CLNs is **0.89%**
  - Total Loan ACL / Funded Loans less loans covered by CLNs and select no-to-low-loss loan categories (EFR, Residential, and Mortgage Warehouse) is **1.34%**
    - **> 7.5x historical maximum annual loss rate[4]**
- **Reserves are a multiple of average losses times portfolio duration**
  - Estimated weighted average duration of the loan portfolio is < 4 years
  - Adj. total ACL covers > 25x of historical average annual loss rate[4] x duration

1) Total Loan ACL includes allowance for unfunded commitments.
2) Ratio includes an allowance for credit losses of $21.9 million as of December 31, 2022 related to a $12.0 billion pool of loans covered under 5 separate credit linked notes.
3) Early Buyout Loans are government guaranteed.
4) Historical weighted average loss rates from the period of Q1 2014 – Q4 2022, per slide 13.

Western Alliance Bancorporation®

14

Note: Borrowings include customer repurchase agreements; Cost of Funds defined as total expense paid on interest bearing liabilities divided by the sum of average interest- bearing liabilities and average non-interest bearing demand deposits. Diversified funding channels provide secular growth trends and reflect long- term relationships Scalable, Differentiated Deposit Franchise 15 • $53.6Bn in total deposits, typically tied to lending relationships • WAL benefits from holding customer’s primary relationship • Scalable national funding channels, such as HOA, Settlement Services, Business Escrow Services, and Tech & Innovation • Core deposits fund balance sheet growth • Deposits comprise 88% of total funding • 97% Loan-to-Deposit ratio • 37% of total deposits are noninterest- bearing • ~40% of which are Earnings Credit Rate-related • Earnings Credit Rate-related deposit balances of $12.9 billion • ~62% associated with non-interest bearing accounts Deposit Base $5.6 $6.6 $7.9 $8.9 $9.5 $11.7 $14.3 $18.5 $26.3 $33.9 $2.2 $2.3 $4.1 $5.6 $7.4 $7.5 $8.5 $13.4 $21.3 $19.7 $0.5 $0.5 $0.4 $0.4 $0.8 $0.9 $0.4 $1.0 $2.4 $7.2 0.39% 0.36% 0.30% 0.31% 0.37% 0.64% 0.86% 0.34% 0.25% 0.80% -2.00% -1.20% -0.40% 0.40% $0.0 $20.0 $40.0 $60.0 $80.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Cost of Funds Deposits, Borrowings, and Cost of Funds 27.6% CAGR 2.1% CAGR Dollars in billions Highlights Deposit Composition 39% 16% 14% 12% 6% 1% 12%Regions Mtg WH Tech & Innov. HOA Sttlmt Svcs Bus. Escrow Svcs Other 37% 36% 18% 9% Nonint. Bearing DDA MMDA & Savings Interest Bearing DDA CDs ~40% of NIB DDAs are ECR-related

Leading Efficiency Produces Strong Operating Leverage

Track record of simultaneously driving industry-leading growth and efficiency

Efficiency Ratio



63.0%
62.7%
60.3%
59.9%
58.8%
56.2%
55.6%
56.5%
57.2%
53.2%
53.3%
53.2%
47.8%
47.0%
45.0%
41.4%
43.3%
42.6%
42.9%
44.9%
47.6%
46.9%
44.7%
40.7%
42.2%
41.0%
38.8%
37.9%
42.0%
41.1%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
WAL
WAL Adjusted
Peers

Breakdown of Non-Interest Expenses



Salaries & Employee Benefits
Other Operating Expenses
Deposit Costs
$237.8
$9.1
$120.6
$108.1
$248.6
$9.3
$138.3
$101.0
$268.9
$18.1
$139.0
$111.8
$305.8
$56.2
$136.5
$113.1
$333.4
$82.2
$125.7
$125.5
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

Dollars in millions

Highlights

- Continued focus on expense management, while investing in **growth initiatives** and **scalable infrastructure** to become a leading nationwide banking platform
- **Efficiency ratio[1] increased 200 bps to 44.9%** compared to 2021
  - Increased 140 bps to **46.9% in Q4** from Q3
- Deposit costs increased $26.0 million in Q4 from the prior quarter, primarily related to higher earnings credit rates
- **Efficiency ratio[1] adjusted to reclassify deposit costs as interest expense was 41.1%,** compared to 42.0% in 2021
  - **40.0% in Q4**, compared to 40.5% in Q3

Western Alliance Bancorporation®

Note: Efficiency ratio for WAL and Peers as calculated and reported by S&P Global Market Intelligence. Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of December 31, 2022; Source: S&P Global Market Intelligence.
1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

16

ROAA Industry-Leading Profitability 17 • Outstanding performance compared to peers with ROAA and ROATCE among highest in industry • Net Interest Income continues to rise through strong earning asset growth • Net Interest Income increased $668 million, or 43.1%, from 2021 due to strong loan growth and the rising rate environment • NIM increased 26 bps, driven by higher yields on interest earning assets • PPNR increased $283 million, or 25.7%, from 2021 ROATCE Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of December 31, 2022; Source: S&P Global Market Intelligence. 1) FY2022 for WAL and most peers and Q3-22 four quarter average for the remainder. Pre-Provision Net Revenue ($MM) Net Interest Income $159 $202 $262 $369 $469 $533 $624 $746 $1,102 $1,384 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $333 $385 $493 $657 $785 $916 $1,040 $1,167 $1,549 $2,216 4.39% 4.42% 4.51% 4.58% 4.65% 4.68% 4.52% 3.97% 3.41% 3.67% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0.0$5.0$10.0$15.0$20.0$25.0$30.0$35.0$40.0$45.0$50.0$55.0$60.0$65.0$70.0$75.0$80.0$85.0$90.0$95.0$100.0$105.0$110.0$115.0$120.0$125.0$130.0$135.0$140.0$145.0$150.0$155.0$160.0$165.0$170.0$175.0$180.0$185.0$190.0$195.0$200.0$205.0$210.0$215.0$220.0$225.0$230.0$235.0$240.0$245.0$250.0$255.0$260.0$265.0$270.0$275.0$280.0$285.0$290.0$295.0$300.0$305.0$310.0$315.0$320.0$325.0$330.0$335.0$340.0$345.0$350.0$355.0$360.0$365.0$370.0$375.0$380.0$385.0$390.0$395.0$400.0$405.0$410.0$415.0$420.0$425.0$430.0$435.0$440.0$445.0$450.0$455.0$460.0$465.0$470.0$475.0$480.0$485.0$490.0$495.0$500.0$505.0$510.0$515.0$520.0$525.0$530.0$535.0$540.0$545.0$550.0$555.0$560.0$565.0$570.0$575.0$580.0$585.0$590.0$595.0$600.0$605.0$610.0$615.0$620.0$625.0$630.0$635.0$640.0$645.0$650.0$655.0$660.0$665.0$670.0$675.0$680.0$685.0$690.0$695.0$700.0$705.0$710.0$715.0$720.0$725.0$730.0$735.0$740.0$745.0$750.0$755.0$760.0$765.0$770.0$775.0$780.0$785.0$790.0$795.0$800.0$805.0$810.0$815.0$820.0$825.0$830.0$835.0$840.0$845.0$850.0$855.0$860.0$865.0$870.0$875.0$880.0$885.0$890.0$895.0$900.0$905.0$910.0$915.0$920.0$925.0$930.0$935.0$940.0$945.0$950.0$955.0$960.0$965.0$970.0$975.0$980.0$985.0$990.0$995.0$1,000.0$1,005.0$1,010.0$1,015.0$1,020.0$1,025.0$1,030.0$1,035.0$1,040.0$1,045.0$1,050.0$1,055.0$1,060.0$1,065.0$1,070.0$1,075.0$1,080.0$1,085.0$1,090.0$1,095.0$1,100.0$1,105.0$1,110.0$1,115.0$1,120.0$1,125.0$1,130.0$1,135.0$1,140.0$1,145.0$1,150.0$1,155.0$1,160.0$1,165.0$1,170.0$1,175.0$1,180.0$1,185.0$1,190.0$1,195.0$1,200.0$1,205.0$1,210.0$1,215.0$1,220.0$1,225.0$1,230.0$1,235.0$1,240.0$1,245.0$1,250.0$1,255.0$1,260.0$1,265.0$1,270.0$1,275.0$1,280.0$1,285.0$1,290.0$1,295.0$1,300.0$1,305.0$1,310.0$1,315.0$1,320.0$1,325.0$1,330.0$1,335.0$1,340.0$1,345.0$1,350.0$1,355.0$1,360.0$1,365.0$1,370.0$1,375.0$1,380.0$1,385.0$1,390.0$1,395.0$1,400.0$1,405.0$1,410.0$1,415.0$1,420.0$1,425.0$1,430.0$1,435.0$1,440.0$1,445.0$1,450.0$1,455.0$1,460.0$1,465.0$1,470.0$1,475.0$1,480.0$1,485.0$1,490.0$1,495.0$1,500.0$1,505.0$1,510.0$1,515.0$1,520.0$1,525.0$1,530.0$1,535.0$1,540.0$1,545.0$1,550.0$1,555.0$1,560.0$1,565.0$1,570.0$1,575.0$1,580.0$1,585.0$1,590.0$1,595.0$1,600.0$1,605.0$1,610.0$1,615.0$1,620.0$1,625.0$1,630.0$1,635.0$1,640.0$1,645.0$1,650.0$1,655.0$1,660.0$1,665.0$1,670.0$1,675.0$1,680.0$1,685.0$1,690.0$1,695.0$1,700.0$1,705.0$1,710.0$1,715.0$1,720.0$1,725.0$1,730.0$1,735.0$1,740.0$1,745.0$1,750.0$1,755.0$1,760.0$1,765.0$1,770.0$1,775.0$1,780.0$1,785.0$1,790.0$1,795.0$1,800.0$1,805.0$1,810.0$1,815.0$1,820.0$1,825.0$1,830.0$1,835.0$1,840.0$1,845.0$1,850.0$1,855.0$1,860.0$1,865.0$1,870.0$1,875.0$1,880.0$1,885.0$1,890.0$1,895.0$1,900.0$1,905.0$1,910.0$1,915.0$1,920.0$1,925.0$1,930.0$1,935.0$1,940.0$1,945.0$1,950.0$1,955.0$1,960.0$1,965.0$1,970.0$1,975.0$1,980.0$1,985.0$1,990.0$1,995.0$2,000.0$2,005.0$2,010.0$2,015.0$2,020.0$2,025.0$2,030.0$2,035.0$2,040.0$2,045.0$2,050.0$2,055.0$2,060.0$2,065.0$2,070.0$2,075.0$2,080.0$2,085.0$2,090.0$2,095.0$2,100.0$2,105.0$2,110.0$2,115.0$2,120.0$2,125.0$2,130.0$2,135.0$2,140.0$2,145.0$2,150.0$2,155.0$2,160.0$2,165.0$2,170.0$2,175.0$2,180.0$2,185.0$2,190.0$2,195.0$2,200.0$2,205.0$2,210.0$2,215.0$2,220.0$2,225.0$2,230.0$2,235.0$2,240.0$2,245.0$2,250.0$2,255.0$2,260.0$2,265.0$2,270.0$2,275.0$2,280.0$2,285.0$2,290.0$2,295.0$2,300.0$2,305.0$2,310.0$2,315.0$2,320.0$2,325.0$2,330.0$2,335.0$2,340.0$2,345.0$2,350.0$2,355.0$2,360.0$2,365.0$2,370.0$2,375.0$2,380.0$2,385.0$2,390.0$2,395.0$2,400.0$2,405.0$2,410.0$2,415.0$2,420.0$2,425.0$2,430.0$2,435.0$2,440.0$2,445.0$2,450.0$2,455.0$2,460.0$2,465.0$2,470.0$2,475.0$2,480.0$2,485.0$2,490.0$2,495.0$2,500.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 NII NIM Highlights 1.35% 1.50% 1.56% 1.61% 1.72% 2.05% 2.00% 1.61% 1.83% 1.62% 0.93% 0.99% 0.96% 0.96% 0.97% 1.27% 1.21% 0.90% 1.19% 1.10% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 WAL Peers 18.3% 18.5% 17.8% 17.7% 18.3% 20.6%19.6% 17.7% 26.2% 25.4% 11.9% 11.7% 11.2% 11.6% 11.5% 15.0% 14.6% 11.2% 15.1% 16.2% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 WAL Peers 1 1

Total Investments and Yield Interest Bearing Deposits and Cost Loans and HFI Yield Deposits, Borrowings & Cost of Liability Funding Net Interest Drivers 18 • Loan yields increased 86 bps in Q4 due to a higher rate environment • Yield on Loans Held for Sale of 5.63% increased from 4.87% in Q3 • Investment yields increased 79 bps in Q4, primarily related to floating-rate securities • Cost of interest-bearing deposits increased 94 bps, and total cost of funds increased 69 bps in Q4 to 1.57% due to higher costs on deposits and borrowings $26.3 $28.6 $30.0 $30.7 $33.9 $21.3 $23.5 $23.7 $24.9 $19.7 $2.4 $1.7 $6.1 $7.2 $7.2 0.25% 0.27% 0.38% 0.88% 1.57% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $26.3 $28.6 $30.0 $30.7 $33.9 0.20% 0.21% 0.37% 1.03% 1.97% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $7.5 $8.3 $8.8 $8.6 $8.8 2.51% 2.77% 2.94% 3.66% 4.45% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Non-Interest Bearing Deposits Total Borrowings Highlights $39.1 $41.1 $48.6 $52.2 $51.9 $1.2 4.03% 3.98% 4.19% 4.84% 5.70% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Loans Loans, HFS $5.6 $4.8 Interest Bearing DepositsInterest Bearing Deposits Dollars in billions, unless otherwise indicated Total Investments $2.8 $2.2 Spot Rate 4.56% Spot Rate 6.26% Spot Rate 2.21% Spot Rate 1.88%

Net Interest Income Sensitivity 19 • WAL expects a 3.1% increase in NII under a +100 bps rate shock on a static balance sheet • 52% of loans (ex-HFS) are contractually variable ($27.1 billion) • 73% of variable rate loans have rate floors • Moderate NII sensitivity, driven primarily by balance sheet movement rather than changes in the rate environment NII Sensitivity – Shock Scenario, -100 bps NII Sensitivity – Shock Scenario, +100 bps 3.1% >20% 12 months Static Balance Sheet Growth Balance Sheet -3.0% >10% 12 months Static Balance Sheet Growth Balance Sheet 1 1 1) For illustrative purposes only and not intended as guidance. Highlights

Shareholder-Focused Capital Management

WAL consistently generates more capital than needed to support organic growth

Robust Capital Levels



11.4%
11.5%
11.3%
11.5...
11.1%
11.1%
10.9%
11.1...
11.5%
10.5%
8.8%
9.3%
9.7%
10.0%
10.4%
10.7%
10.6%
9.9%
9.1%
9.3%
8.1%
8.6%
9.2%
9.4%
9.6%
10.2%
10.3%
8.6%
7.9%
7.1%
7.4%
8.3%
8.5%
8.6%
9.1%
8.8%
9.0%
8.1%
7.3%
6.5%
2013
2014
2015
2016
2017
2018
2019
2020
2021
MRQ[1]
CET1
Peer CET1[1]
TCE/TA
Peer TCE/TA[1]

Long Term Growth in TBV per Share



WAL
WAL with Dividends Added Back
Peer Avg
Peer Avg with Dividends Added Back
461%
411%
130%
99%
2013 2014 2015 2016 2017 2018 2019 2020 2021 MRQ[1]

Total Shareholder Return

	WAL	Peer Top Quartile	Peer Median
1 Year	-23%	-1%	-7%
3 Year	40%	41%	26%
5 Year	38%	31%	17%
10-Year	516%	206%	129%

Highlights

Common Equity Tier 1

- CET1 remains healthy at 9.3%

Tangible Common Equity / Tangible Assets[2]

- TCE / TA decreased 80 bps from 2021 to 6.5%, primarily due to strong asset growth and AOCI loss impact

TBV Growth and Total Shareholder Return

- **19.9%** TBVPS CAGR since year end 2013
- TBVPS has increased more than **4x that of peers**
- Strong returns bolster capital appreciation above peers
  - WAL produces ~**45 bps** of CET1 per quarter on a static balance sheet
  - WAL produced **60 bps** of CET1 during Q4-22 through strategic capital management levers

Western Alliance Bancorporation®

Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of December 31, 2022. TSR through February 10, 2023. Source: S&P Global Market Intelligence.
1) MRQ is Q4-22 for WAL and most peers and Q3-22 for the remainder.
2) Refer to slide 2 for further discussion of Non-GAAP financial measures.

20

Consistently Strong Earnings Trajectory

WAL's excess, risk-adjusted earnings growth normalized for historical volatility

Bank	Relative Rankings: Highest Avg. EPS - Risk-Free Rate	Relative Rankings: Lowest Avg. Std Dev.		A Consistency "EPS Sharpe"	B Valuation 2023 P/E	B / A Combined Rank
WAL	3	11	=	1.31	7.3	1
FCNC.A	9	6	=	0.96	8.3	2
SBNY	8	8	=	0.93	8.6	3
ABCB	2	27	=	0.80	9.4	5
EWBC	12	9	=	0.76	8.4	4
PNFP	6	23	=	0.71	10.7	8
ASB	24	1	=	0.70	9.1	6
WTFC	14	15	=	0.58	8.7	7
GBCI	21	4	=	0.57	17.7	20
HWC	16	13	=	0.54	8.6	11
ZION	4	29	=	0.52	8.1	9
OZK	11	25	=	0.50	8.0	10
UMBF	15	18	=	0.49	10.8	14
CADE	18	17	=	0.45	9.3	13
CFR	22	5	=	0.44	12.3	17
PB	32	2	=	0.38	12.7	23
FULT	25	7	=	0.38	9.0	15
CMA	7	31	=	0.37	7.6	12
SFNC	17	22	=	0.36	11.0	19
CBSH	23	14	=	0.35	16.4	28
SSB	5	33	=	0.35	9.7	16
TCBI	1	34	=	0.31	16.5	30
WBS	20	26	=	0.28	7.9	18
PACW	19	28	=	0.26	8.2	21
SNV	13	30	=	0.26	8.2	22
BKU	10	32	=	0.25	9.7	25
UBSI	29	12	=	0.24	14.1	32
UMPQ	31	10	=	0.21	7.8	24
FIBK	28	20	=	0.20	10.5	31
VLY	30	16	=	0.20	8.7	27
ONB	27	21	=	0.19	8.2	26
FNB	26	24	=	0.18	8.8	29
BOKF	33	19	=	0.18	10.9	33
NYCB	34	3	=	0.07	8.5	34

Highlights

Profitability Leadership Maintained Through Business Diversification

- WAL's risk-adjusted net income growth has significantly outperformed peers since 2013
- Strong earnings growth has been accompanied by lower-than-peer earnings volatility
  - WAL is **No. 3** in excess earnings growth and **No. 11** in low volatility
  - WAL is **No. 1** in the two metrics combined, with the **strongest consistency of earnings**
- Closest competitors scored 0.93-0.96 with peer median > 3.5x below WAL

Bank	10-Year Excess Risk-Adj. EPS Growth
WAL	1.31
Top-5 - Peer Median	0.80
Top Third - Peer Median	0.70
Top Two-Thirds - Peer Median	0.49
Peer Median	0.37

- WAL is **No. 1** on valuation (P/E multiple to earnings growth)

Note: Peers consist of 33 publicly traded banks headquartered in the US with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of December 31, 2022. YTD results annualized for full year comparisons with consensus EPS projections. Risk-free rate is the average daily 10-year Treasury rate. P/E multiples as of February 10, 2023. Source: S&P Global Market Intelligence.

Western Alliance Bancorporation®

21

Appendix

Unique Mortgage Banking Platform That Enhances Growth, Returns and Diversification

1 HFS Loans
- Deploy excess liquidity into HFS loans as a higher yielding, equally liquid alternative to cash

2 Custodial Deposits
- Augments stable funding
- Access to $3.5 billion of core deposits



Enhance Earning Asset Mix
Enhance Deposit Franchise
Optimize Mortgage Warehouse Franchise
Maximize Client Relationships
AmeriHome Stability Levers
Correspondent Lending (GOS)
Servicing / MSR Sales
Consumer Direct (Refi. Recapture)
Early Buy Outs (EBOs)
New Products Jumbo & Non-QM
Adjust "Win Rate"

3 Warehouse Lending
- Launch AMH referral process with WAL warehouse lending team
- Cross-sell warehouse lending loans into AMH's clients

4 Direct Mortgage Offering
- Explore new customer acquisition strategies beyond WAL synergies
  - HOA leads
  - Lot banking
  - WAL client referrals

Western Alliance Bancorporation®
23

Credit-Linked Note (CLN) Trade Dynamics

Issuing CLNs enables WAL to optimize the amount of capital held against loans in the reference portfolio and reduces credit tail risk

Pre-Trade	Post-Trade
Residential Loan Portfolio $4.8B 50% RW	(A) CLN / Credit Protection $228MM @ 5.52% 0% RW
	(B) Reference Portfolio / Retained Senior Risk $4.6B 20%[1] RW

Agency | Jumbo QM | Non-QM

Risk-Weighted Asset Relief

(A) $228MM x 50% = $114MM

(B) ($4.6Bn - $228MM) x (50% - 20%) = $1.3Bn

Total RWA Relief:

$114MM + $1.3Bn = $1.4Bn

Capital Savings

$1.4Bn x 10%[2] = $140MM

Prevented issuance of ~1.3MM common shares[3]

CLN Benefits

- Supports incremental loan growth and earnings
- Provides first loss credit protection
- Serves as additional alternative to selling shares of common equity
- Contributes to stability of CET1 ratio

Note: Representation of WAL's 4Q21 CLN transaction
1) Minimum risk weighting required to be applied to the exposure
2) 10% CET1 floor assumption
3) Assumes share price as of close date of CLN trade, 12/29/21

Western Alliance Bancorporation®
24